Rydex Dynamic Funds

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 15, 2013

to the Statement of Additional Information dated August 1, 2013,

as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statement of Additional Information (the “SAI”) and should be read in conjunction with the SAI.

Effective immediately, the SAI is revised as follows:

•	In the “Management of the Trust” section, the first paragraph under the heading “The Advisor and the Advisory Agreement” on page 41 of the SAI is deleted and replaced in its entirety with the following:

Security Investors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. The Advisor is a Kansas limited liability company, doing business since November 27, 1961, and has been a federal registered investment adviser since 1971. The Advisor does business as Guggenheim Investments. The Advisor is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $180 billion in assets under management as of June 30, 2013.

•	In the “Other Information” section, the fifth paragraph under the heading “Portfolio Holdings” on page 63 of the SAI is deleted and replaced in its entirety with the following:

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds will also publish a complete list of their quarter-end portfolio holdings on their website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law.

Please retain this supplement for future reference.

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